Other current assets	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of other current assets [text block]

12.    Other current assets

The increase of €1.6 million in other current assets between 2021 and 2020 is mainly due to an advance payment of €1.1 million  for Directors & Officers insurance following initial public offering in the United States (period 25/06/21-18/09/22). In addition, the Company has granted an amount of €160,000 towards an institute under Company`s Donation agreement. As of December 31, 2021 the full amount was paid. The institute will have to perform research activities over one year period. In 2021, the Company recognized €16,000 in Therapy Development expenses and an amount of €144,000 will be recognized in 2022.